SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
                     The New America High Income Fund, Inc.
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
________________________________________________________________________________

________________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5) Total fee paid:
________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


DOCSC\731243.1

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 Broad Street
                           Boston, Massachusetts 02109


                                                                 March 23, 1999


Dear Stockholder:


     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of The New America High Income Fund, Inc. (the "Fund") to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Monday, April 26, 1999 at 9:00 a.m.


     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.


                                          Sincerely,



                                          Robert F. Birch
                                          President


                                   IMPORTANT


It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held On Monday, April 26, 1999
                              ---------------------


     The Annual Meeting of Stockholders (the "Annual Meeting") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts, on Monday, April 26, 1999 at 9:00 a.m., for the following purposes:

  1. To elect six Directors of the Fund, two of whom shall be elected by the holders of the Fund's Series A, Series B, Series C and Series D Auction Term Preferred Stock (collectively, the "ATP"), and the remainder of whom shall be elected by the holders of the Fund's Common Stock and the Fund's ATP, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

  2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1999.

  3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.


     The matters referred to above may be acted upon at the Annual Meeting or any adjournments thereof.

     The close of business on March 15, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.


     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. HOLDERS OF THE FUND'S COMMON STOCK SHOULD SIGN AND RETURN THE WHITE PROXY. HOLDERS OF THE FUND'S AUCTION TERM PREFERRED STOCK SHOULD SIGN AND RETURN THE YELLOW PROXY.


                                          By Order of the Board of Directors



                                          Richard E. Floor
                                          Secretary


March 23, 1999
Boston, Massachusetts

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                33 Broad Street
                           Boston, Massachusetts 02109
                                 (617) 263-6400

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 1999

                              ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts on Monday, April 26, 1999 at 9:00 a.m. and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 23, 1999.

     This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy will be first sent to stockholders on or about March 23, 1999. The Board of Directors has fixed the close of business on March 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 66,119,687 shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding and 8,400 shares of the Fund's Auction Term Preferred Stock (the "ATP"), $1.00 par value per share, liquidation preference $25,000 per share, were issued and outstanding, consisting of 2,400 shares of ATP Series A, 1,600 shares of ATP Series B, 2,000 shares of ATP Series C and 2,400 shares of ATP Series D. Each outstanding share of Common Stock and each outstanding share of ATP is entitled to one vote on all matters submitted to stockholders at the Annual Meeting of the relevant class or classes as described below. The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at March 15, 1999. The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instruction marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) for the election of the applicable nominees named herein as Directors of the Fund, (2) for the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1999, and (3) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournments thereof. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" for purposes of Proposals One and Two. Abstentions will, however, be counted as shares present at the Meeting for purposes of a quorum. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions. A stockholder may revoke his or her proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy. Holders of Common Stock should sign and return the white proxy. Holders of ATP should sign and return the yellow proxy. The proxy should be returned in the enclosed postage-paid envelope.

     In the event a quorum is not present at the Annual Meeting or in the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interest of stockholders. A stockholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Annual Meeting in person or by proxy.


     In addition to the solicitation of proxies by mail, Directors and officers of the Fund or other representatives of the Fund may also solicit proxies by telephone or telegraph or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $15,000, would depend upon the amount and type of services rendered and would be borne by the Fund. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.


     Each Stockholder entitled to notice of and to vote at the Annual Meeting has been sent a copy of the Annual Report of the Fund for the year ended December 31, 1998, including financial statements, either with this Proxy Statement or under separate cover. If you did not receive the Annual Report or if you would like to request another copy you may call the Fund collect at 617-263-6400.


                             THE INVESTMENT ADVISER
                          AND ADMINISTRATIVE SERVICES

     Wellington Management Company, LLP with its principal office at 75 State Street, Boston, Massachusetts 02109, has served as the investment adviser to the Fund since February 19, 1992. Since February 1992 the Fund has engaged Ellen E. Terry to perform administrative services. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the President of the Fund and Ms. Terry.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The stockholders of the Fund are being asked to elect the following six nominees as Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. The six nominees named below are presently serving as Directors of the Fund. All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.


     Under the terms of the Fund's charter, the holders of the ATP are entitled as a class, to the exclusion of the holders of the Common Stock, to elect two Directors of the Fund. For this purpose all series of ATP vote together as a single class. Joseph L. Bower and Bernard J. Korman have been nominated as the Directors to be elected by the holders of the ATP. The Fund's charter further provides for the election of the other four nominees named below by the holders of the Common Stock and the holders of all series of the ATP, voting together as a single class. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of the relevant class or classes represented at the Annual Meeting in person or by proxy may elect all of the Directors who are subject to election by such class or classes.


     The nominees for election to the Board of Directors are as follows:



                                                                               Number of
                                                                               Shares of
                                                                              Common Stock
                                                                              Beneficially
                                                                                Owned at
                                   Position(s)                  Director       March 15,
           Name                   with the Fund         Age       Since        1999(1)(2)
-------------------------   ------------------------   -----   ----------   ---------------
Preferred Stock Nominees
Joseph L. Bower             Director                    60       1988                 0
Bernard J. Korman           Director                    67       1987           331,683
Common Stock Nominees
Robert F. Birch*            Director and President      63       1992            68,581
Richard E. Floor*           Director and Secretary      58       1987            88,499(3)
Franco Modigliani           Director                    80       1988                 0
Ernest E. Monrad            Director                    68       1988           130,208(4)

----------------
* Messrs. Birch and Floor are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Birch is the President of the Fund. Mr. Floor is the Secretary of the Fund and a partner, through his professional corporation, of Goodwin, Procter & Hoar LLP, counsel to the Fund.


(1) The amounts shown are based on information furnished by the nominee and the Fund. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.


(3) Of the total shares indicated, 7,844 are owned by the Richard E. Floor Profit Sharing Trust, as to which Mr. Floor has sole voting and investment power as trustee.


(4) Includes 73,825 shares owned by Mr. Monrad's spouse and 7,037 shares held by Mr. Monrad as a fiduciary for unrelated persons.


     As of March 15, 1999, all of the executive officers and Directors of the Fund as a group (seven persons) beneficially owned 628,435 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. No officer or Director of the Fund owns shares of the Fund's ATP.


Preferred Stock Nominees

     Joseph L. Bower has been associated with the Harvard Business School as a professor since 1963, as Donald K. David Professor of Business Administration since 1986, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the general management area, and currently, Chair of The General Manager program. Professor Bower has also been a member and research fellow at the Institution of Politics since 1966 and a faculty member of the John F. Kennedy School of Government since 1969. He is a Director of Anika Therapeutics, Inc., Sonesta International Hotels Corporation, Brown Group, Inc., and is a General Partner of ML-Lee Acquisition Funds, L.P.


     Bernard J. Korman is Chairman of the Board of Directors of Philadelphia Health Care Trust and Nutramax Products, Inc., and is a Director of InnoServ Technologies, Inc. (medical equipment support services), Kapson Senior Quarters Corp. (assisted living services), Kranzco Realty Trust, Omega Healthcare Investors, Inc. (real estate investment trust), The Pep Boys, Inc. (automotive supplies), and Today's Man, Inc. (retail men's clothing sales). Mr. Korman served as President, Chief Executive Officer and a director from 1977 to 1995 of MEDIQ Incorporated (healthcare services) and served as Chairman of the Board of Directors of PCI Services, Inc. (pharmaceutical packaging) from 1995 to 1996.


Common Stock Nominees

     Robert F. Birch is a private investor and consultant. Mr. Birch currently serves as a Director of Hyperion Total Return Fund, Inc., Hyperion 1999 Term Trust, Inc., Hyperion 2002 Term Trust, Inc., and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. Mr. Birch served as Chairman and Chief Executive Officer of Memtek Corporation, a manufacturer of capital equipment utilized in the treatment of liquid toxic waste, from 1990 to July 1991, and was associated with Finn Wishengrad Warnke & Gayton, a consulting firm specializing in work-outs of financially distressed companies, from 1988 through 1989. Prior to that time, Mr. Birch was President and Chief Executive Officer of Gardner and Preston Moss, Inc., a Boston-based investment management firm.


     Richard E. Floor has been a partner with the law firm of Goodwin, Procter & Hoar LLP, Boston, Massachusetts, since 1975 (individually and through his professional corporation). Mr. Floor also serves as a Director of Affiliated Managers Group, Inc.


     Franco Modigliani is an economics consultant, lecturer and writer. Mr. Modigliani was Professor of Finance and Economics from 1962 to 1970, Institute Professor from 1970 to 1988, and has been Professor Emeritus and Lecturer since 1988, at the Massachusetts Institute of Technology. Mr. Modigliani is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, and the Academia dei Lincei. In 1985 he was awarded the James Killian, Jr. Faculty Achievement Award from MIT and the Alfred Nobel Memorial Prize in Economic Sciences. He is an Honorary President of the International Economic Association and a former President of the American Economic Association, the American Finance Association and the Econometric Society. He has also served as a consultant to the Federal Reserve System, the U.S. Treasury Department and a number of European banks and is currently serving on the Board of Directors of Banca Intesa, a commercial bank in Milano, Italy.


     Ernest E. Monrad has been a Trustee since 1960 and Chairman of the Trustees since 1969 of Northeast Investors Trust, and the Chairman, Assistant Treasurer and a director since 1981 of Northeast Investors Growth Fund. Mr. Monrad serves as a Vice President and Director of Northeast Investment Management, Inc., a registered investment adviser, and is a Director of Northeast Management & Research Co., Inc., Century Shares Trust and Furman Lumber, Inc. Mr. Monrad is also a member of the Massachusetts bar.


     During the year ended December 31, 1998, the Directors of the Fund met seven times. During such year each Director except for Mr. Korman was present at least 75% of the meetings held by the Board. The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee is presently comprised of Messrs. Bower, Korman, Modigliani and Monrad. The Audit Committee met one time in 1998, with each member attending such meeting. At its January 1999 meeting, the Directors established a Compensation Committee. The Compensation Committee is responsible for (a) setting the level of compensation paid Fund employees other than Mr. Birch, subject to the Board's review, and (b) reporting to the Board annually with recommendations regarding Mr. Birch's compensation for his services as President of the Fund. Messrs. Monrad and Floor currently comprise the Compensation Committee. As discussed on page 3, Mr. Floor is an "interested person" of the Fund. The Board of Directors does not have a standing nominating committee.


Executive Officer

     Ellen E. Terry, Vice President and Treasurer of the Fund, is the only executive officer of the Fund not named in the table above. Ms. Terry, age 39, served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. From 1987 through February 1992, Ms. Terry was employed by Ostrander Capital Management, L.P., a former investment adviser of the Fund. Prior to joining Ostrander Capital Management, Ms. Terry was employed by Fidelity Investments.


Remuneration of Directors

     During the fiscal year ended December 31, 1998, the Fund paid each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch's compensation for services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1998 was $90,000, and he currently receives an annual retainer of $50,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1998 aggregate remuneration of $186,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President.

     The following table summarizes the compensation paid to the Directors and officers of the Fund for the fiscal year ended December 31, 1998. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                         Pension or
                                         Retirement
                                          Benefits         Estimated
      Name of            Aggregate       Accrued As          Annual           Total
      Director         Compensation     Part of Fund     Benefits Upon     Compensation
     or Officer          from Fund        Expenses         Retirement       from Fund
-------------------   --------------   --------------   ---------------   -------------
Robert F. Birch          $122,000          none              none            $122,000*
Joseph L. Bower          $ 32,000          none              none            $ 32,000
Richard E. Floor         $ 32,000          none              none            $ 32,000
Bernard J. Korman        $ 28,000          none              none            $ 28,000
Franco Modigliani        $ 30,000          none              none            $ 30,000
Ernest E. Monrad         $ 32,000          none              none            $ 32,000
Ellen E. Terry           $113,750          none              none            $113,750

* Of this amount, $90,000 was compensation for service as President and $32,000 was compensation for service as a Director.


The Board of Directors recommends that stockholders vote FOR the election of the six nominees to the Fund's Board of Directors.


                                  PROPOSAL TWO
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the Fund for the year ending December 31, 1999. Stockholders are being asked to ratify the selection of Arthur Andersen LLP to perform audit services for the Fund. Approval of this proposal requires the affirmative vote of a majority of the votes cast at the meeting.


     Arthur Andersen LLP has acted as independent public accountants for the Fund since the Fund's first audit in February 1988. The services provided by Arthur Andersen LLP consist of the examination of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax and certain compliance matters on behalf of the Fund.


     Arthur Andersen LLP is not expected to be represented at the Annual Meeting, but a representative of the firm will be available by telephone should the need for consultation arise.


     The Board of Directors, including those Directors who are not interested persons of the Fund, recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1999.


                                 OTHER MATTERS

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's 2000 Annual Meeting of Stockholders must be received at the Fund's principal offices, 33 Broad Street, Boston, MA 02109, no later than November 24, 1999 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. Proxies solicited by the Board of Directors for the Fund's 2000 Annual Meeting will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Fund's proxy statement as described above, that the Fund receives at its principal offices after February 7, 2000. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement as described above, that the Company receives on or before February 7, 2000, subject to SEC rules governing the exercise of this authority.


Boston, Massachusetts
March 23, 1999

                                                                     NEHCM-PS-99

                                                                      APPENDIX A

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                Annual Meeting of Stockholders -- April 26, 1999
               Proxy Solicited on Behalf of the Board of Directors


         The undersigned holder of shares of Common Stock of the New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 on Monday, April 26, 1999 at 9:00 A.M., and at any and all adjournments thereof, and thereat to vote all shares of the Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN ENCLOSED ENVELOPE.

         Please sign this proxy exactly as your name appears on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

                -------------------------------------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                -------------------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE  |X|

    1)   Election as Directors of all the nominees below.

         [ ] FOR             [ ] WITHHOLD             [ ] FOR ALL EXCEPT

                                        Robert F. Birch, Richard E. Floor,
                                      Franco Modigliani, and Ernest E. Monrad

NOTE: If you do not wish shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

    2) With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1999.

         [ ] FOR             [ ] WITHHOLD             [ ] ABSTAIN

    3) In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

    Please be sure to sign and date this Proxy.

    WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ON THE REVERSE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                                                   -----------------------------
                                                   Date


                                                   -----------------------------
                                                   Stockholder sign here


                                                   -----------------------------
                                                   Co-owner sign here


Mark box at right if an address change or comment [ ] has been noted on the reverse side of the card.

RECORD DATE SHARES:

                                                                      APPENDIX B

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                         Annual Meeting of Stockholders
                                 April 26, 1999
                 Proxy Solicited on Behalf of Board of Directors

         The undersigned holder of shares of Series A, Series B, Series C and/or Series D Auction Term Preferred Stock (collectively, "Auction Term Preferred Stock") of The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints ROBERT F. BIRCH and RICHARD E. FLOOR and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109 on Monday, April 26, 1999 at 9:00 A.M., and at any and all adjournments thereof, and thereat to vote all shares of the Auction Term Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark boxes in blue or black ink.

1. A. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the Auction Term Preferred Stock nominees listed below.

       Joseph L. Bower and Bernard J. Korman

B. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below.

       Robert F. Birch, Richard E. Floor, Franco Modigliani and Ernest E. Monrad

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. With respect to the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants of the Fund for the year ending December 31, 1999.

         [ ] FOR             [ ] WITHHOLD             [ ] ABSTAIN

3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

           (Continued and to be signed and dated on the reverse side.)

                                                __________________________, 1999
                                                Date


                                                ________________________________
                                                        Signature



                                                ________________________________
                                                        Signature

                                                Please sign exactly as name or
                                                names appear on this proxy. If
                                                stock is held jointly, each
                                                holder should sign. If signing
                                                as attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate officer,
                                                please give full title.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL SET FORTH ABOVE, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.